MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2012
Extractive Industries [Abstract]
MINERAL PROPERTIES

NOTE 4 – MINERAL PROPERTIES

The Red Rock Mineral Prospect is located in Lander County, Nevada, 26 miles south of the town of Battle Mountain.  As of December 31, 2012, the property consists of unpatented lode mining claims, totaling 355 claims and encompassing approximately 7,000 acres. In August 2011, the Company was granted the exclusive right to explore, mine and develop any and all metals, ores and other minerals on the properties located within the Red Rock Properties under a mining lease agreement with Centerra (US) Inc. and the Company refers to this property as Centerra Gold Prospect. The Centerra Gold Prospect is located in Lander County, Nevada, 26 miles south of the town of Battle Mountain and consists of 24 unpatented lode mining claims and encompasses approximately 480 acres.

In November 2012, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with X-Cal USA, Inc. and Paramount Gold & Silver Corp. (collectively the “Sellers”) pursuant to which the Sellers sold certain properties and mining claims to the Company in consideration for 6 million shares of the Company’s common stock as well as the assumption of certain royalty obligation and reimbursement of $21,000 of annual maintenance fees with respect to mining claims paid in September 2012. The acquisition includes Paramount’s Reese River Gold Project which is an early stage exploration prospect consisting of 148 unpatented lode mining claims totaling 2,960 acres which are situated along the highly-productive Battle Mountain Mineral trend in Nevada. These claim blocks border the NE section of Red Rock. This acquisition expands the Red Rock district holdings to 527 claims or 10,440 acres. During the year ended December 31, 2012, the Company recorded impairment of mining rights of $2,400,000 in connection with these mining claims (see Note 7). The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. Such costs were impaired as the associated mineral properties do not currently have any identified proven and probable reserves.

As of December 31, 2012, the North Battle Mountain and Red Rock Mineral Prospects including the Centerra Gold Prospect consist of a total of 599 unpatented lode mining claims.

The exploration rights to most of these properties are held through two amended and restated mining leases dated July 15, 2011 (the “Leger Leases”) between Arttor Gold and Art Leger, formerly Pershing's and Arttor Gold’s Chief Geologist and consultant, and currently Vice President of Exploration and Chief Geologist of the Company, who located the mining claims in 2004, and an additional mining lease dated August 22, 2011 (the “Centerra Lease”) between Arttor Gold and Centerra (US) Inc. (see Note 6).  The Leger Leases grant us the exclusive right to explore, mine and develop gold, silver, palladium, platinum and other minerals on the properties for a term of ten years, and may be renewed in ten year increments.  The terms of the Leger Leases may not exceed 99 years.

The North Battle Mountain and Red Rock Mineral Prospects properties do not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.